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                  SECURITIES AND EXCHANGE COMMISSION
                    Washington,  D.C.  20549

                             FORM 8-K

Date of report (Date of earliest event reported):  August 4, 2000
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                    AFTERMARKET TECHNOLOGY CORP.
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      (Exact Name of Registrant as Specified in Its Charter)


Delaware                                 0-21803                95-4486486
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(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
Incorporation or Organization)         File Number)         Identification No.)



One Oak Hill Center, Suite 400, Westmont, IL                      60559
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  (Address of Principal Executive Offices)                     (Zip Code)



Registrant's Telephone Number, Including Area Code:  (630) 455-6000
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                          AFTERMARKET TECHNOLOGY CORP.

                                  FORM 8-K

ITEM 5.  OTHER EVENTS.

     On August 4, 2000 Michael T. DuBose, Chairman of the Board, President and Chief Executive Officer of Aftermarket Technology Corp. (the "Company"), and Barry C. Kohn, Chief Financial Officer of the Company, conducted a telephonic conference with securities analysts and large institutional stockholders during which the Company provided the following information:

SALE OF DISTRIBUTION GROUP

     On August 3, 2000 the Company announced the discontinuance of its Independent Aftermarket segment, which consists of the ATC Distribution Group business unit and the Company's domestic remanufactured engine business. The Distribution Group sells transmissions and related drive train components and products to transmission repair shops and other independent aftermarket customers for use in the repair of automobile and light truck transmissions principally following expiration of the vehicle warranty.

     The Company is currently in negotiations to sell the Distribution Group business unit. These negotiations are expected to be completed during August. The Company expects that consummation of the sale will be subject to certain conditions including obtaining approval under the Hart-Scott-Rodino Antitrust Improvements Act, approval by the Company's board of directors, and the buyer completing its due diligence review and obtaining necessary financing.

     The Company expects that the proceeds from sale of the Distribution Group and the engine business will be between $70 million and $80 million.

     No assurance can be given that the Company will be able to enter into a definitive agreement to sell the Distribution Group, that the Company will be able to successfully complete such sale, or that the Company will achieve the expected level of sale proceeds.

PROJECTED EARNINGS FROM CONTINUING OPERATIONS

     The Company expects income from its continuing operations to be $1.25 per share for 2000 and $1.85 per share for 2001.

                      FORWARD LOOKING STATEMENT NOTICE

     The above paragraphs contain forward-looking statements that involve risks and uncertainties because such statements are based upon assumptions as to future events that may not prove to be accurate. There can be no assurance that actual results will not differ materially from those projected or implied by such statements. The factors that could cause actual results to differ are discussed in the Company's Annual Report on Form 10-K

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for the year ended December 31, 1999 and other filings made by the Company with the Securities and Exchange Commission.

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         AFTERMARKET TECHNOLOGY CORP.
Dated:  August 4, 2000
                                         By: /s/ Joseph Salamunovich
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                                                 Joseph Salamunovich
                                                   Vice President




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